UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2020

OTIS WORLDWIDE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-39221	83-3789412
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Carrier Place
Farmington, Connecticut 06032
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code
(860) 233-6847

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	OTIS	New York Stock Exchange

Item 8.01. Other Events.

Otis Worldwide Corporation (“Otis”) is filing this Current Report on Form 8-K to provide certain pro forma financial information reflecting the Separation and the Distribution (in each case, as defined below).  As previously reported, on April 3, 2020, United Technologies Corporation (since renamed Raytheon Technologies Corporation) (“UTC”) completed its previously announced separation (the “Separation”) into three independent, publicly traded companies – Carrier Global Corporation (“Carrier”), Otis and UTC – through pro rata distributions (the “Distribution”) of all of the outstanding shares of common stock of Carrier and of Otis, respectively, to UTC shareowners who held shares of UTC’s common stock as of the close of business on March 19, 2020.

Included in this Current Report on Form 8-K is the unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 2020, including the related notes, which is attached as Exhibit 99.1 and incorporated by reference herein.  While Otis’ historical condensed combined financial statements reflect Otis’ past financial results, the pro forma financial information included in this Current Report on Form 8-K gives effect to the Separation and the Distribution.  This Current Report on Form 8-K does not modify or update Otis’ condensed consolidated financial statements for the quarter ended June 30, 2020 nor does it reflect any subsequent information or events.

Item 9.01. Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit Number	Exhibit Description
99.1	Unaudited pro forma condensed consolidated financial statement of operations of Otis for the six months June 30, 2020.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OTIS WORLDWIDE CORPORATION
(Registrant)

Date: July 31, 2020	By:	/s/ Rahul Ghai
Rahul Ghai Executive Vice President and Chief Financial Officer